Subsequent events	12 Months Ended
Dec. 31, 2021
Subsequent events

32. Subsequent events

a) Acquisition – Olivia

Olivia's acquisition was completed on January 3, 2022, when the control over the entities was transferred to Nu upon the completion of all conditions established on the share purchase agreement and the liquidation of the first part of the acquisition contractual price.

The total contractual acquisition price corresponds to US$72,000, subject to certain adjustments described in the SPA, consisting of cash consideration of US$12,240 and share consideration estimated at US$59,760 that may be issued for post-combination services of shareholders and employees in the next 3 years.

The transaction qualifies as a business combination and will be accounted for using the acquisition method of accounting. As a result of limited access to Olivia’s information required to prepare initial accounting, together with the limited time since the acquisition date and the effort required to conform Olivia’s financial statements to the Company's practices and policies, the initial accounting for the business combination is incomplete at the date of issuance of these consolidated financial statements. As a result, the Company is unable to provide the amounts recognized as of the acquisition date for the major classes of assets acquired and liabilities assumed, pre-acquisition contingencies and goodwill.

b) Green Shoe

On January 6, 2022, Nu Holdings issued an additional 27,555,298 ordinary class A shares due to the over-allotment option ("Green Shoe") exercised by the underwriters. As a result, Nu Holdings received additional net proceeds of US$247,998 and incurred in costs of US$3,985, recognized as equity.

c) Syndicated credit facility

In April 2022, the Group obtained a US$650,000 syndicated credit facility with a 3-year maturity. Nu’s subsidiaries in Colombia and Mexico are the borrowers and the Company is acting as guarantor.